Shelton Funds

Green California Tax-Free Income Fund

S&P 500 Index Fund

S&P MidCap Index Fund

S&P SmallCap Index Fund

Shelton Equity Income Fund

Nasdaq-100 Index Fund

U.S. Government Securities Fund

The United States Treasury Trust

Shelton Sustainable Equity Fund

Supplement dated May 7, 2024

to the Prospectus and Statement of Additional Information (the “SAI”),

each dated January 1, 2024

Effective immediately, the following changes are made to the Prospectus and SAI:

All references in the Prospectus and SAI to “1875 Lawrence Street, Suite 300, Denver, CO 80202” are hereby deleted and replaced with “1125 17th St., Ste. 2550, Denver, CO 80202.”

Additionally, the information contained in the Notice of Privacy Policy - “REASONS WE CAN SHARE YOUR PERSONAL INFORMATION” section of the Prospectus is hereby deleted and replaced with the following:

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer Shelton products and services to you	Yes	No We share among the Funds and the Funds under SCM Trust.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Please retain this supplement with your Prospectus